UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

BLACKROCK PRIVATE CREDIT FUND

(Exact name of registrant as specified in its charter)

Delaware	814-01485	87-4655020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Hudson Yards New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 810-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On July 30, 2025, the Board of Trustees of BlackRock Private Credit Fund, a Delaware statutory trust (the “Fund”), appointed Charles Park as Chief Compliance Officer of the Fund, effective July 31, 2025, in connection with the resignation of Ariel Hazzard, who previously served as Chief Compliance Officer of the Fund.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2025, the Board of Trustees of the Fund approved Amendment No. 1 to the Fourth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and Amendment No. 1 to the Second Amended and Restated Bylaws (the “Bylaws”) (such amendments being referred to herein as the “Amendments”).

The Amendments change the quorum requirements for meetings of the Board of Trustees from one-third, but at least two, of the Trustees, to one-half, but at least two, of the Trustees.

The Amendments were made in response to comments from certain state securities regulators in connection with the registration of the shares of the Fund in such states and are intended to conform the Declaration of Trust and Bylaws to such comments.

The description above is qualified in its entirety by reference to Amendment No. 1 to the Fourth Amended and Restated Agreement and Declaration of Trust and Amendment No. 1 to the Second Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this current report on Form 8-K and by this reference incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment No. 1 to the Fourth Amended and Restated Agreement and Declaration of Trust of the Fund
3.2	Amendment No. 1 to the Second Amended and Restated Bylaws of the Fund
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Private Credit Fund

Date: August 1, 2025	By:	/s/ Diana Huffman
	Name:	Diana Huffman
	Title:	General Counsel & Secretary